UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2024

NUTEX HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6030 S. Rice Ave, Suite C, Houston, Texas 77081

(Address of principal executive offices) (zip code)

(713) 660-0557

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On Thursday January 11, 2024, Tom Vo, M.D., MBA CEO and Chairman, and Warren Hosseinion, M.D., President of Nutex Health Inc. (the “Company”), are scheduled to present at the 42nd Annual J.P. Morgan Healthcare Conference in San Francisco, California. A copy of the Company’s presentation is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Nutex Health Inc. Investor Presentation
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

THE INFORMATION CONTAINED IN ITEM 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 11, 2024

Nutex Health Inc.

By: /s/ Jon C. Bates
Jon C. Bates
Chief Financial Officer